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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 17, 2006


                               DIGIRAD CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                   000-50789                 33-0145723
      ----------                  ----------                -----------
 (State or other jurisdiction     (Commission                  (IRS
     of incorporation)            File Number)       EmployerIdentification No.)


                                13950 Stowe Drive

                             Poway, California 92064
          (Address of principal executive offices, including zip code)

                                 (858) 726-1600
              (Registrant=s telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement

     On February 16, 2006, the Board of Directors of Digirad Corporation (the ACompany@) approved a cash bonus pool for the year ended 2005 of sixty thousand dollars ($60,000) for six senior executives, including Todd Clyde, the Company=s Chief Financial Officer and Senior Vice President, Finance, Richard Conwell, the Company=s Senior Vice President of Technology, and Vera Pardee, the Company=s General Counsel and Senior Vice President, payable in the amount of ten thousand dollars ($10,000) each.


Item 2.02.    Results of Operations and Financial Condition.

     On February 17, 2006, the Company issued a press release announcing financial results for the quarter and year ended December 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

     This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.                            Description
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99.1          Press Release dated February 17, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DIGIRAD CORPORATION

                                              By:/s/ Todd P. Clyde
                                                 -------------------------------
                                                 Todd P. Clyde
                                                 Chief Financial Officer

Date:  February 17, 2006